SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                Date of Report: June 30, 2004
                (Date of earliest event reported)

        FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated as of
    June 1, 2004,providing for the issuance of the First Horizon
      Mortgage Pass-Through Trust 2004-5, Mortgage Pass-Through
                Certificates, Series 2004-5).

               FIRST HORIZON ASSET SECURITIES INC.
     (Exact name of Registrant as specified in its charter)


      Delaware             333-110100           75-2808384
     (State of        (Commission File No.)  (I.R.S. Employer
   Incorporation)                            Identification No.)




            4000 Horizon Way
              Irving, Texas                             75063
(Address of Principal executive offices)             (Zip Code)


Registrant's Telephone Number, Including Area Code: (214) 441-4000

Item 5.   Other Events.
          ------------

     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-110100) filed with the Securities and Exchange Commission (the "Commission") on October 30, 2003 (the "Registration Statement"), pursuant to which the Registrant registered $6,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b)(5) on June 30, 2004, with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2004-5 (the "Offered Securities").

     Pursuant to a Mortgage Loan Purchase Agreement dated as of June 30, 2004 ("MLPA I"), by and between First Horizon Home Loan Corporation ("FHHLC") and First Tennessee Bank National Association ("FTBNA"), FHHLC sold a pool of fixed rate, one-to four-family residential, first lien mortgage loans (the "Mortgage Loans") to FTBNA. Pursuant to a Mortgage Loan Purchase Agreement dated as of June 30, 2004 ("MLPA II"), by and between FTBNA and the Registrant, FTBNA sold the Mortgage Loans to the Registrant. Copies of MLPA I and MLPA II are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.

     On June 30, 2004, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of June 1, 2004 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

     The Offered Securities, having an aggregate principal balance of approximately $205,377,075 have been sold by the Registrant to (i) Deutsche Bank Securities Inc. ("Deutsche Bank") pursuant to an Underwriting Agreement dated as of January 27, 2004 (the "Deutsche Bank Underwriting Agreement"), as supplemented by a Terms Agreement dated as of June 28, 2004, each by and among Deutsche Bank, the Registrant and FHHLC and (ii) FTBNA pursuant to an Underwriting Agreement dated as of November 20, 2003 (the "FTBNA Underwriting Agreement"), as supplemented by a Terms Agreement dated as of June 28, 2004, each by and among FTBNA, the Registrant
and FHHLC.   The Deutsche Bank Underwriting Agreement and
the FTBNA Underwriting Agreement have been previously filed with the Commission and are incorporated herein by reference as Exhibit 1.1 and Exhibit 1.2, respectively.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit No.    Description
          -----------    -----------

               1.1       Underwriting Agreement dated as of
                         January 27, 2004, by and among Deutsche
                         Bank, the Registrant and FHHLC*

               1.2       Underwriting Agreement dated as of
                         November 20, 2003, by and among
                         FTNBA, the Registrant and FHHLC**

               4.1 Pooling and Servicing Agreement dated as of June 1, 2004, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

               10.1      Mortgage Loan Purchase Agreement dated
                         as of June 30, 2004, by and between
                         FHHLC, as Seller, and FTBNA, as Purchaser

               10.2      Mortgage Loan Purchase Agreement dated
                         as of June 30, 2004, by and between
                         FTBNA, as Seller, and the Registrant, as Purchaser
















     *    Previously filed with the Commission on February 17,
          2004, as Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-73524)

     **   Previously filed with the Commission on December 15,
          2003, as Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-73524)

                           Signatures
                           ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                           FIRST HORIZON ASSET SECURITIES INC.



July 13, 2004               By:  /s/ Wade Walker
                              ----------------------------------
                              Wade Walker
                              Senior Vice President - Asset
                                Securitization

                        INDEX TO EXHIBITS
                        -----------------


            Exhibit No.
            -----------

               1.1       Underwriting Agreement dated as of
                         January 27, 2004, by and among Deutsche
                         Bank, the Registrant and FHHLC*

               1.2       Underwriting Agreement dated as of
                         November 20, 2003, by and among
                         FTNBA, the Registrant and FHHLC**

               4.1 Pooling and Servicing Agreement dated as of June 1, 2004, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

               10.1      Mortgage Loan Purchase Agreement dated
                         as of June 30, 2004, by and between
                         FHHLC, as Seller, and FTBNA, as Purchaser

               10.2      Mortgage Loan Purchase Agreement dated
                         as of June 30, 2004, by and between
                         FTBNA, as Seller, and the Registrant, as Purchaser















     *    Previously filed with the Commission on February 17,
          2004, as Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-73524)

     **   Previously filed with the Commission on December 15,
          2003, as Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-73524)